UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 20, 2009

BALL CORPORATION

(Exact name of Registrant as Specified in Charter)

Indiana	001-07349	35-0160610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Longs Peak Drive, P.O. Box 5000, Broomfield, Colorado 80021-2510

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s telephone number, including area code  (303) 469-3131

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry Into a Material Definitive Agreement.

Second and Third Supplemental Indentures

On August 20, 2009, Ball Corporation (the “Company”) completed the sale of $375,000,000 in aggregate principal amount of 7.125% senior notes due 2016 (the “2016 Notes”) and $325,000,000 in aggregate principal amount of 7.375% senior notes due 2019 (the “2019 Notes” and, together with the 2016 Notes, the “Notes”). The Notes were issued under an Indenture, dated March 27, 2006 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee (the “Trustee”), as supplemented by a Second Supplemental Indenture, dated August 20, 2009, among the Company, the subsidiary guarantors (the “Guarantors”) and the Trustee and relating to the 2016 Notes (the “Second Supplemental Indenture”) and a Third Supplemental Indenture, dated August 20, 2009, among the Company, the Guarantors and the Trustee and relating to the 2019 Notes (the “Third Supplemental Indenture” and, together with the Base Indenture and the Second Supplemental Indenture, the “Indentures”). The Indentures and the forms of notes, which are attached as exhibits to the Indentures, provide, among other things, that the Notes will be senior unsecured obligations of the Company.

Interest is payable on the 2016 Notes on March 1 and September 1 of each year beginning on March 1, 2010 until their maturity date of September 1, 2016. The Company may redeem some or all of the 2016 Notes at any time prior to September 1, 2013 at a price equal to 100% of the principal amount of the 2016 Notes redeemed plus an applicable make-whole premium. On or after September 1, 2013, the Company may redeem some or all of the 2016 Notes at redemption prices set forth in the Second Supplemental Indenture. In addition, at any time prior to September 1, 2012, the Company may redeem up to 35% of the aggregate principal amount of the 2016 Notes at a redemption price of 107.125% of the principal amount of the 2016 Notes redeemed with the net cash proceeds of certain equity offerings.

Interest is payable on the 2019 Notes on March 1 and September 1 of each year beginning on March 1, 2010 until their maturity date of September 1, 2019. The Company may redeem some or all of the 2019 Notes at any time prior to September 1, 2014 at a price equal to 100% of the principal amount of the 2019 Notes redeemed plus an applicable make-whole premium. On or after September 1, 2014, the Company may redeem some or all of the 2019 Notes at redemption prices set forth in the Third Supplemental Indenture. In addition, at any time prior to September 1, 2012, the Company may redeem up to 35% of the aggregate principal amount of the 2019 Notes at a redemption price of 107.375% of the principal amount of the 2019 Notes redeemed with the net cash proceeds of certain equity offerings.

The Company’s payment obligations under the Notes are fully and unconditionally guaranteed on an unsecured senior basis by its existing and future material domestic subsidiaries, other than certain excluded subsidiaries and unrestricted subsidiaries. The Notes are not guaranteed by any of the Company’s foreign subsidiaries.

The terms of the Indentures, among other things, limit the ability of the Company to incur additional debt and issue preferred stock; pay dividends or make other restricted payments; make certain investments; create liens; allow restrictions on the ability of certain of its subsidiaries to pay dividends or make other payments to it; sell assets; engage in certain sale and leaseback transactions; merge or consolidate with other entities; and enter into transactions with affiliates. If the Notes are, in the future, rated investment grade by any two of Moody’s Investors Services, Inc., Standard & Poor’s Ratings Services or Fitch Inc., certain of these covenants will, thereafter, no longer apply to the Notes, irrespective of whether the Notes continue to be rated at investment grade.

Subject to certain limitations, in the event of a change of control of the Company, the Company will be required to make an offer to purchase the Notes at a price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest to the date of repurchase.

The Indentures provide for customary events of default which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other agreements in the Indentures; defaults in failure to pay certain other indebtedness; the failure to pay certain final judgments; the failure of certain guarantees to be enforceable; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs, the Trustee or the holders of at least 25% in aggregate principal amount of the then outstanding series of Notes may declare all the Notes of such series to be due and payable immediately.

Copies of the Base Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture are attached hereto as Exhibits 4.1, 4.2 and 4.3 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein. The above description of the material terms of the Indentures and the Notes does not purport to be complete and is qualified in its entirety by reference to such Exhibits.

Item 2.03              Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Indentures and the Notes is hereby incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1

Indenture, dated March 27, 2006, between Ball Corporation and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.) (filed by incorporation by reference to the Current Report on Form 8-K dated March 27, 2006) filed March 30, 2006.

4.2

Second Supplemental Indenture, dated August 20, 2009, among Ball Corporation, the guarantors named therein and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.).

4.3

Third Supplemental Indenture, dated August 20, 2009, among Ball Corporation, the guarantors named therein and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2009	BALL CORPORATION

	By:	/s/ Raymond J. Seabrook
	Name:	Raymond J. Seabrook
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
4.1

Indenture, dated March 27, 2006, between Ball Corporation and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.) (filed by incorporation by reference to the Current Report on Form 8-K dated March 27, 2006) filed March 30, 2006.

4.2

Second Supplemental Indenture, dated August 20, 2009, among Ball Corporation, the guarantors named therein and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.).

4.3

Third Supplemental Indenture, dated August 20, 2009, among Ball Corporation, the guarantors named therein and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.).